INCOME TAXES	12 Months Ended
Dec. 31, 2020
INCOME TAXES
Note 7 - INCOME TAXES

7. INCOME TAXES

The Company has incurred net losses since inception. As of December 31, 2019, the Company had cumulative federal net operating loss carryforwards of approximately $9,924,000 which are available to be carried forward indefinitely and federal net operating loss carryforwards of approximately $55,276,000 which at the latter date may be carried forward for tax years ending through December 31, 2037. Utilization of NOL carryforwards may be limited under various sections of the Internal Revenue Code depending on the nature of the Company’s operations. The Company’s income tax returns are subject to examination by the Internal Revenue Service and applicable state taxing authorities, generally for a period of three (3) years from the date of filing.

Deferred taxes comprise the following as of December 31, 2020 and 2019:

	2020	2019

Deferred Income Tax Assets	13,692,000	13,327,000
Valuation Allowance	(13,692,000)	(13,327,000)
Net Deferred Tax Asset	-	-

Reconciliation of the effective income tax rate to the federal statutory rate:

Federal Income Tax Rate	21%	21%
Change in valuation allowance including the effect of the rate change	-21%	-21%
Effective income tax rate	0%	0%